UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 28, 2007

Ferrellgas Partners, L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-06693	43-1742520
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

n/a
______________________________________________
Former name or former address, if changed since last report

Ferrellgas, L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

n/a
______________________________________________
Former name or former address, if changed since last report

Ferrellgas Finance Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 7.01 Regulation FD Disclosure.

Common Unit Distribution:
On August 28, 2007, Ferrellgas Partners, L.P. declared its fourth quarter cash distribution of $0.50 per partnership common unit. The distribution is payable September 14, 2007, to common unitholders of record as of September 7, 2007. The distribution covers the period from May 1, 2007 to July 31, 2007, the end of Ferrellgas Partners’ fourth quarter of fiscal 2007. Ferrellgas Partners, L.P annualized distribution is currently $2.00 per common unit.

IRS Notice:
On June 28, 2007, the IRS mailed a "Notice of Beginning of Administrative Proceeding" (the "Notice") to us stating that the IRS is commencing an audit of Ferrellgas, L.P.’s 2004 and Ferrellgas Partners L.P.’s 2004 and 2005 partnership tax returns. We believe this to be a routine audit of the various items of those partnerships' income, gain, deductions, losses and credits. We are making this disclosure to satisfy the IRS requirement that we notify Ferrellgas Partners, L.P.'s limited partners of the Notice within 75 days from the receipt of the Notice from the IRS. Copies of the Notices are attached as exhibits hereto.

Item 8.01 Other Events.

The information included in Item 7.01 of this Current Report on Form 8-K is incorporated by reference into this Item 8.01 of this Current Report on Form 8-K.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferrellgas Partners, L.P.

August 28, 2007	By:	/s/ Kevin T. Kelly

Name: Kevin T. Kelly
Title: Senior VIce President and Chief Financial Officer

Ferrellgas Partners Finance Corp.

August 28, 2007	By:	/s/ Kevin T. Kelly

Name: Kevin T. Kelly
Title: Senior Vice President and Chief Financial Officer

Ferrellgas, L.P.

August 28, 2007	By:	/s/ Kevin T. Kelly

Name: Kevin T. Kelly
Title: Senior Vice President and Chief Financial Officer

Ferrellgas Finance Corp.

August 28, 2007	By:	/s/ Kevin T. Kelly

Name: Kevin T. Kelly
Title: Senior Vice President and Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Ferrellgas Partners, L.P. Fourth quarter distribution press release
99.2	Ferrellgas, L.P. Notice of beginning of administrative proceeding
99.3	Ferrellgas Partners, L.P. Notice of beginning of administrative proceeding